SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 14, 2007 among Corcell, Ltd., a Nevada corporation (the “Company”), Cord Blood America, Inc., a Florida corporation (the “Parent”), and Shelter Island Opportunity Fund, LLC, or any Affiliate thereof designated by it (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company and Parent desire to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company and Parent, securities of the Company and Parent as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1

Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debenture (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Advisor” shall mean Ascendiant Securities, LLC.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Blocked Account Agreement” means the Blocked Account Agreement, dated the date hereof, among the Company, the Purchaser and the depositary named therein, in the form of Exhibit H attached hereto.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Change of Control Transaction” shall have the meaning ascribed to such term in the Debenture.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligation to pay the Subscription Amount and (ii) the Parent’s and the Company’s obligations to deliver the Securities have been satisfied or waived.

“Closing Subscription Amount” means $1,7500,000, which is the portion of the Subscription Amount to be delivered by Purchaser to the Company (or at its direction) at Closing.

“Collateral Account Control Agreement” means the Collateral Account Control Agreement, dated the date hereof, among the Company, the Purchaser and the depositary named therein, in the form of Exhibit A attached hereto.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Parent, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Parent, the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock or Company Stock, including, without limitation, any debt, preferred stock, rights, options, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or Company Stock.

“Company Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Debenture” means the $2,300,000 Secured Original Issue Discount Debenture issued by the Company to the Purchaser, in the form of Exhibit B hereto.

“Deposit Shares” mean $1,000,000 shares of Common Stock to be issued and delivered to Purchaser at Closing.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Effective Date” means the date that the Registration Statement filed by the Parent pursuant to a Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Parent pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Parent or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Parent, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Parent and in which the Parent receives benefits in addition to the investment of funds, but shall not include a transaction in which the Parent is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FW” means Feldman Weinstein & Smith LLP, counsel to the Purchaser, with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Guarantor” shall mean Matthew L. Schissler.

“Guaranty” shall mean the Guaranty, dated the date hereof, executed by Guarantor to the Purchaser, in the form of Exhibit C attached hereto.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Parent Counsel” means Shaub & Williams LLP, with offices at 12121 Wilshire Boulevard, Suite 205, Los Angeles, California 90025.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Agreement” means the Existing Samples Purchase Agreement, dated as of October 12, 2006, between the Parent and Seller, as such agreement has been assigned by Parent to the Company, and as the same may be amended, supplemented or modified from time to time in accordance with its terms, and all related documents and agreements delivered by the parties pursuant thereto.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Put Agreement” means each Put Agreement, dated the date hereof, between the Parent and the Purchaser, and the Parent and the Advisor, in the form of Exhibit D-1 and Exhibit D-2 attached hereto.

“Put Note Shares” mean any shares of Common Stock that are issued upon conversion of any convertible promissory note issued by the Parent to the Purchaser or the Advisor in accordance with a Put Agreement.

“Registration Rights Agreement” means each of the Registration Rights Agreements, dated the date hereof, between the Parent and the Purchaser, and the Parent and the Advisor, in the form of Exhibit E-1 and Exhibit E-2 attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in a Registration Rights Agreement and covering the resale of the Warrant Shares, the Put Note Shares and the Deposit Shares by the Purchaser and the Advisor as provided for in each of the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of Put Note Shares and shares of Common Stock then issuable pursuant to each Warrant.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Debenture, each Warrant, the Warrant Shares, the Put Note Shares and the Deposit Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated hereunder.

“Security Agreements” means the Security Agreements, each dated the date hereof, from each of the Company, the Parent and the Guarantor to the Purchaser, in the form of Exhibits F-1, F-2 and F-3 attached hereto.

“Seller” means CorCell, Inc., a Delaware corporation.

“Subscription Amount” means $2,000,000, which is the amount to be paid for the Debenture and each Warrant purchased hereunder.

“Subsidiary” means any subsidiary of the Parent as set forth on Schedule 3.1(a).

“Trading Day” means a day on which the Trading Markets are open for business.

“Trading Market” means the following markets or exchanges: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

“Transaction Documents” means this Agreement, the Blocked Account Agreement, the Debenture, each Warrant, each Registration Rights Agreement, the Security Agreements, each Put Agreement, the Guaranty, the Collateral Account Control Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transaction End Date” means March 31, 2007.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Parent.

“Warrant” means each of the Common Stock Purchase Warrant, in the form of Exhibits G-1 and G-2, delivered to the Purchaser and the Advisor at the Closing in accordance with Section 2.2(a) hereof, which Warrant shall be exercisable immediately and have a term of exercise equal to five years.

“Warrant Shares” means the shares of Common Stock issued and issuable upon exercise of the Warrant.

ARTICLE II.

PURCHASE AND SALE

2.1

Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company and Parent agree to sell, and the Purchaser agrees to purchase, the Debenture and its Warrant.  The Purchaser shall deliver to the Company via wire transfer or a certified check in immediately available funds equal to the Subscription Amount and the Company and the Parent shall deliver to (A) the Purchaser, the Debenture and its Warrant and the other items set forth in Section 2.2 issuable at the Closing and (B) the Advisor, its Warrant.  Upon satisfaction of the conditions and completion of the deliveries set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree.

2.2

Deliveries.

(a)

On the Closing Date, the Parent and the Company shall deliver or cause to be delivered to the Purchaser (or as otherwise specified) the following:

(i)

this Agreement duly executed by the Parent and the Company;

(ii)

a legal opinion of Parent Counsel, in the form of Exhibit I attached hereto;

(iii)

the Debenture, duly executed by the Company;

(iv)

a Warrant registered in the name of the (A) Purchaser to purchase up to 36,000,000 shares of Common Stock and (B) the Advisor to purchase up to 4,000,000 shares of Common Stock, each with a per share exercise price and subject to adjustment as specified therein;

(v)

resolutions duly adopted by the Board of Directors of the Company and Parent authorizing the transactions contemplated by the Transaction Documents;

(vi)

the Security Agreements duly executed by the Persons named therein;

(vii)

the Guaranty, duly executed by the Guarantor;

(viii)

a true and complete copy of the Purchase Agreement, together with an assignment to the Company of (A) the Parent’s rights under the Purchase Agreement and (B) all the assets of Seller previously purchased by Parent;

(ix)

each Put Agreement, duly executed by Parent;

(x)

by wire transfer to the account as specified in writing by the Advisor, the amount of $75,000, representing payment to the Advisor of an advisory fee;

(xi)

the certificates representing (A) all the issued and outstanding Company Stock, together with stock powers executed in blank by Parent with signatures guaranteed, (B) the shares of Common Stock being pledged by Guarantor to Purchaser pursuant to its Security Agreement, together with stock powers executed in blank by Guarantor with signatures guaranteed and (C) the Deposit Shares, registered in such names and denominations as Purchaser shall specify;

(xii)

the Collateral Account Control Agreement, duly executed by the Company and the depositary named therein;

(xiii)

each Registration Rights Agreement duly executed by the Parent;

(xiv)

the Blocked Account Agreement, duly executed by the Company and the depositary named therein; and

(xv)

a consent from Cornell Capital Partners, LP. to the pledge by Parent to the Purchaser of the Company Stock pursuant to the Security Agreement in the form of Exhibit F-2 hereto.

(b)

On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company and the Parent the following:

(i)

this Agreement duly executed by the Purchaser;

(ii)

the Subscription Amount by wire transfer (i) of the Closing Subscription Amount to the account as specified in the Blocked Account Agreement and (ii) of the balance of the Subscription Amount to the account as specified in writing by the Company;

(iii)

each Put Agreement, duly executed by the Purchaser and the Advisor, respectively;

(iv)

the Collateral Account Control Agreement, duly executed by the Purchaser;

(v)

the Blocked Account Agreement, duly executed by Purchaser; and

(vi)

each Registration Rights Agreement, duly executed by the Purchaser and the Advisor, respectively.

2.3

Closing Conditions.

(a)

The obligations of the Parent and the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchaser contained herein;

(ii)

all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)

the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)

The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)

the accuracy in all material respects on the Closing Date of the representations and warranties of the Parent and the Company contained herein;

(ii)

all obligations, covenants and agreements of the Company and Parent required to be performed at or prior to the Closing Date shall have been performed;

(iii)

the delivery by the Company and Parent of the items set forth in Section 2.2(a) of this Agreement;

(iv)

there shall have been no Material Adverse Effect with respect to the Company or the Parent since the date hereof; and

(v)

if the Common Stock is traded on a Trading Market at the date hereof, from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in the case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Debenture and each Warrant at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Parent and the Company.  Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchaser concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Parent and the Company hereby make the representations and warranties set forth below to the Purchaser.

(a)

Subsidiaries.  All of the direct and indirect subsidiaries of the Parent are set forth on Schedule 3.1(a).  The Parent owns, directly or indirectly, all of the capital stock or other equity interests of the Company and the Subsidiaries free and clear of any Liens, and all the issued and outstanding shares of capital stock of the Company and the Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)

Organization and Qualification.  Parent, the Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  None of the Parent, the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Parent, the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in the jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Parent, the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Parent’s or the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)

Authorization; Enforcement.  Each of the Parent and the Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The Parent has the requisite corporate power and authority to enter into the Purchase Agreement and the Company has the requisite corporate power and authority to assume Parent’s rights and obligations thereunder and to consummate the transactions contemplated of Parent thereby.  The assumption by the Company of Parent’s rights and obligations under the Purchase Agreement and the execution and delivery of the Transaction Documents by the Parent and the Company and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Parent and the Company and no further action is required by the Parent, the Company, their respective boards of directors or Parent’s stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document to which the Parent and the Company is a party has been (or upon delivery will have been) duly executed by them and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of theirs enforceable against them in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Purchase Agreement constitutes the valid and binding obligation of the Company enforceable against it in accordance with the terms  thereof except (x) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (y) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (z) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)

No Conflicts.  The assumption and performance of the Purchase Agreement by the Company and the execution, delivery and performance of the Transaction Documents by Parent and the Company and the consummation by them of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Parent’s, the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Parent, the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Parent, Company or Subsidiary debt or otherwise) or other understanding to which the Parent, the Company or any Subsidiary is a party or by which any property or asset of theirs is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Parent, the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of theirs is bound or affected; except in the case of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.  The representations and warranties made by Parent in the Purchase Agreement, and to the knowledge of Parent, the representations and warranties made by Seller in the Purchase Agreement, are true and correct in all material respects.

(e)

Filings, Consents and Approvals.  Neither the Parent nor the Company is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery, assumption and performance by them of the Purchase Agreement or the Transaction Documents to which either of them is a party, other than (i) the filing with the Commission of the Registration Statement, (ii) the notice and/or application(s) to the applicable Trading Market for the issuance and sale of the Warrant Shares, the Put Note Shares and Deposit Shares and the listing of the Warrant Shares, the Put Note Shares and Deposit Shares for trading thereon in the time and manner required thereby, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (iv) filings required to perfect the security interest granted under the Security Agreements (collectively, the “Required Approvals”).

(f)

Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Parent or the Company other than restrictions on transfer provided for in the Transaction Documents.  The Warrant Shares, the Put Note Shares and Deposit Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Parent.  The Parent has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares and Put Note Shares at least equal to the Required Minimum on the date hereof.

(g)

Capitalization.  The authorized and issued capitalization of the Parent and the Company is as set forth on Schedule 3.1(g).  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities and as described on Schedule 3.1 (g), there are no outstanding options, warrant, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or Company Stock, or contracts, commitments, understandings or arrangements by which the Parent, the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, Company Stock or Common Stock Equivalents.  All of the outstanding shares of capital stock of the Parent and the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  No further approval or authorization of any stockholder, the Board of Directors of the Parent or the Company or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Parent’s or the Company’s capital stock to which the Parent or the Company is a party or, to the knowledge of the Parent, between or among any of the Parent’s stockholders.

(h)

SEC Reports; Financial Statements.  The Parent has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Parent was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Parent included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Parent and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)

Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Parent has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Parent’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Parent has not altered its method of accounting, (iv) the Parent has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Parent has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Parent stock option plans.  Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Parent, the Company or any Subsidiary or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Parent under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made or that could reasonably be expected to result in a Material Adverse Effect.  Since the date of its incorporation, the Company has not incurred any obligations or liabilities of any kind except those that relate directly to the Purchase Agreement and the Transaction Documents.

(j)

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Parent and the Company, threatened against or affecting the Parent, the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of the Purchase Agreement, any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  There has not been, and to the knowledge of the Parent, there is not pending or contemplated, any investigation by the Commission involving the Parent or any current or former director or officer of the Parent.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Parent or any Subsidiary under the Exchange Act or the Securities Act.

(k)

Labor Relations.  No material labor dispute exists or, to the knowledge of the Parent, is imminent with respect to any of the employees of the Parent or the Company which could reasonably be expected to result in a Material Adverse Effect.

(l)

Compliance.  Neither the Parent, the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Parent, the Company or any Subsidiary under), nor has the Parent, the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, the Purchase Agreement, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in the case as could not have or reasonably be expected to result in a Material Adverse Effect.  To the knowledge of Parent, Seller has not breached any material provision of the Purchase Agreement.  The Parent, the Company and the Subsidiaries are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants.

(m)

Regulatory Permits.  The Parent, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to consummate the transactions contemplated by the Purchase Agreement and to conduct their respective businesses as contemplated by the Purchase Agreement and as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Parent, the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)

Title to Assets.  The Parent, the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Parent, the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Upon consummation of the transaction contemplated by the Purchase Agreement in accordance with the terms thereof, the Company will (i) acquire good and marketable title to the Acquired Assets (as such term is defined in the Purchase Agreement), free and clear of any Lien, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (ii) own all the assets of Seller previously purchased by Parent.

(o)

Patents and Trademarks.  The Parent, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Parent, the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by them violates or infringes upon the rights of any Person. To the knowledge of the Parent and the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(p)

Insurance.  The Parent, the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged.

(q)

Transactions With Affiliates and Employees.  None of the officers or directors of the Parent or the Company and, to the knowledge of the Parent and the Company, none of the employees of the Parent or the Company is a party to any transaction with the Parent, the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Parent and the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in the case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Parent or the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Parent.

(r)

Sarbanes-Oxley.  The Parent is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it.

(s)

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Parent or the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Purchase Agreement or the Transaction Documents, other than those set forth on Schedule 3.1(s) hereto.  The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Purchase Agreement or the Transaction Documents.

(t)

Private Placement.  Assuming the accuracy of the Purchaser representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Parent and the Company to the Purchaser and the Advisor as contemplated hereby. The issuance and sale of each Warrant hereunder does not contravene the applicable rules and regulations of any Trading Market on which any of the securities of the Parent are listed or designated.

(u)

Investment Company. Neither the Parent nor the Company, and neither is an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Parent and the Company shall conduct their respective businesses in a manner so that they will not become subject to the Investment Company Act of 1940, as amended.

(v)

Registration Rights.  Other than the Purchaser and the Advisor and as set forth in Schedule 3.1(v), no Person has any right to cause the Parent to effect the registration under the Securities Act of any securities of the Parent.

(w)

Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Parent has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Parent received any notification that the Commission is contemplating terminating such registration.  Except as set forth in Schedule 3.1(w), the Parent has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Parent is not in compliance with the listing or maintenance requirements of such Trading Market. The Parent is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements to which it is now subject.

(x)

Application of Takeover Protections.  The Parent and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Parent’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser, the Parent and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Parent’s and the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(y)

Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Parent confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information.  The Parent understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Parent.  All disclosure furnished by or on behalf of the Parent and the Company to the Purchaser regarding the Parent, the Company, their business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Parent and the Company acknowledge and agree that the Purchaser has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)

No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Parent, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Parent for purposes of the Securities Act or any applicable shareholder approval provision of any Trading Market on which any of the securities of the Parent are listed or designated.

(aa)

Solvency.  Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Debenture hereunder, the Company is solvent and has the necessary capital to pay its liabilities and obligations as they become due.

(bb)

Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Parent and the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Parent has no knowledge of a tax deficiency which has been asserted or threatened against the Parent, the Company or any Subsidiary.

(cc)

No General Solicitation. Neither the Parent, the Company nor any person acting on their behalf has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Parent and the Company have offered the Securities for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd)

Foreign Corrupt Practices.  Neither the Parent, the Company, nor to the knowledge of the Parent and the Company, any agent or other person acting on their behalf, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Parent or the Company (or made by any person acting on their behalf of which they are is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)

Seniority.  As of the Closing Date, no indebtedness or other claim against the Company is senior to the Debenture in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

(ff)

Manipulation of Price.  The Parent has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Parent to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Parent or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Parent.

3.2

Representations and Warranties of the Purchaser.    The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Parent and the Company as follows:

(a)

Own Account.  Each of the Purchaser and the Advisor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and each is acquiring its Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law.

(b)

Purchaser Status.  At the time each of the Purchaser and the Advisor were offered its Securities, it was, and at the date hereof it is, and on the date on which it exercises its Warrant it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(c)

Activity in Common Stock.  Purchaser has not, shall not and, to its knowledge, no Person acting on behalf of Purchaser has or will, (i) take, directly or indirectly, any action designed to cause or result in a short sale of any Common Stock on any market in the United States or elsewhere, (ii) pay any Person compensation for soliciting purchases of any security of Parent or (iii) take any action that has the intended effect of adversely affecting the price at which any security of Parent trades on any market.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.  The Securities may only be disposed of in compliance with state and federal securities laws, and the certificates representing the Securities shall contain a legend to such effect, except that certificates evidencing the Deposit Shares, the Put Note Shares and the Warrant Shares shall not contain any restrictive or other legend: (i) while a registration statement (including the Registration Statement under each Registration Rights Agreement) covering the resale of such Security is effective under the Securities Act, or (ii) following any sale of such Deposit Shares, Put Note Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Deposit Shares, Put Note Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Parent shall cause its counsel to issue a legal opinion to the Parent’s transfer agent promptly after the Effective Date if required by the Parent’s transfer agent to effect the removal of any legend on any of the Deposit Shares, Put Note Shares and Warrant Shares.  The Parent agrees that following the Effective Date, it will, no later than four Trading Days following the delivery by the Purchaser or the Advisor to the Parent or the Parent’s transfer agent of a certificate representing Deposit Shares, Put Note Shares and Warrant Shares, as applicable, issued with a restrictive legend (such fourth Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser or the Advisor, as applicable, a certificate representing such shares that is free from all restrictive and other legends.  The Parent may not make any notation on its records or give instructions to any transfer agent of the Parent that enlarge the restrictions on transfer set forth in this Section.  Certificates for Deposit Shares, Put Note Shares and Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Parent to the Purchaser or the Advisor, as applicable, by crediting the account of the Purchaser’s or the Advisor’s, as applicable, prime broker with the Depository Trust Company System.  In addition to the Purchaser’s and the Advisor’s, as applicable, other available remedies, the Parent shall pay to the Purchaser or the Advisor, as applicable, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Deposit Shares, Put Note Shares or Warrant Shares, as the case may be, (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend, $10 per Trading Day (increasing to $20 per Trading Day five Trading Days after such damages have begun to accrue) for the Trading Day after the Legend Removal Date until such certificate is delivered without a legend.  Nothing herein shall limit the Purchaser’s or the Advisor’s, as applicable, right to pursue actual damages for the Parent’s failure to deliver certificates representing any Deposit Shares, Put Note Shares or Warrant Shares as required by the Transaction Documents, and the Purchaser and the Advisor, as applicable, shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.2

Acknowledgment of Dilution.  The Parent acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.

4.3

Furnishing of Information.  As long as the Purchaser or the Advisor owns Deposit Shares, Put Note Shares or Warrant Shares at any time after the Effectiveness Date, the Parent covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Parent after the date hereof pursuant to the Exchange Act.  As long as the Purchaser or the Advisor owns Deposit Shares, Put Note Shares or Warrant Shares at any time after the Effectiveness Date, if the Parent is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and the Advisor and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser and the Advisor to sell the Deposit Shares, the Put Note Shares and Warrant Shares under Rule 144.  The Parent further covenants that it will take such further action as any holder of Deposit Shares, Put Note Shares or Warrant Shares may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.4

Integration.  The Parent shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the applicable rules and regulations of any Trading Market.

4.5

Publicity.    The Parent, the Company and the Purchaser shall consult with the other prior to issuing press releases with respect to the transactions contemplated hereby, and neither the Parent, the Company nor the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Parent or the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Parent or the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4.6

Shareholder Rights Plan.  No claim will be made or enforced by the Parent or, with the consent of the Parent, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Parent, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Parent, the Company and the Purchaser.

4.7

Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Parent covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Parent believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Parent understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Parent.

4.8

Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities hereunder to pay the cash portion of the purchase price under the Purchase Agreement.

4.9

Reimbursement.  If the Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Parent (except as a result of sales, pledges, margin sales and similar transactions by the Purchaser to or with any other stockholder), solely as a result of the Purchaser’s acquisition of the Securities under this Agreement, the Parent and the Company agree to reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.  The reimbursement obligations of the Parent and the Company under this paragraph shall be in addition to any liability which the Parent and the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Parent, the Company, the Purchaser and any such Affiliate and any such Person.  The Parent and the Company also agree that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Parent or the Company or any Person asserting claims on behalf of or in right of the Parent or the Company solely as a result of acquiring the Securities under this Agreement.

4.10

Indemnification of Purchaser.   Subject to the provisions of this Section 4.10, the Parent and the Company will jointly and severally indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), the Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (the, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Parent or the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser, or any of its Affiliates, by any stockholder of the Parent who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).

4.11

Reservation and Listing of Securities.

(a)

The Parent shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Warrant in an amount equal to the Required Minimum.

(b)

If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors of the Parent shall use commercially reasonable efforts to amend the Parent’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 75th day after such date.

(c)

The Parent shall, if and when applicable to the Common Stock: (i) in the time and manner required by the principal Trading Market for the Common Stock, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the sum of the amount of Deposit Shares and the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchaser and the Advisor evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to sum of the amount of Deposit Shares and the Required Minimum on such date on such Trading Market or another Trading Market.

4.12

Form D; Blue Sky Filings.  The Parent and the Company agree to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser or the Advisor. The Parent and the Company shall take such action as they shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser and the Advisor at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser or the Advisor.

4.13

Certain Notices.  Within two Trading Days (i) after the Parent or the Company enters into any agreement, arrangement or understanding that could reasonably be expected to result in a Change of Control Transaction, the Parent or the Company shall notify the Purchaser thereof and shall furnish the Purchaser with a copy of any writing evidencing such agreement, arrangement or understanding and (ii) prior to the Parent or the Company consummating an issuance of any debt securities, Common Stock or Common Stock Equivalents, whether in one transaction or in a series of related transactions, other than pursuant to an Exempt Issuance, from which the Parent will receive not less than an aggregate of $750,000, the Parent or the Company shall notify the Purchaser thereof.  The Parent or the Company shall further notify the Purchaser promptly of all events relating to any such Change of Control Transaction, including, without limitation, the consummation thereof.  The failure of the Parent or the Company to provide any such notice or any defect therein shall not have any effect on the Company’s obligation to pre-pay the Debenture when required by the holder thereof in accordance with the terms thereof.

4.14

Certain Additional Covenants of Parent.  From and after the date hereof until all obligations of the Company and Parent under the Transaction Documents have been paid and satisfied in full, Parent shall cause all acquisitions (whether of assets or stock or however else structured) to be effected by, on behalf of, or otherwise for the direct or indirect benefit of, Parent, of cord blood samples or businesses engaged in the storage of cord blood samples, to be made by the Company and not by Parent or any other Person.  Within 45 days after the Closing, Parent shall execute and deliver a security agreement (and all related documents and instruments) in favor of Purchaser pursuant to which the Parent shall grant to Purchaser a perfected security interest in all of Parent’s assets, subject only to the prior Lien thereon of Cornell Capital Partners, LP.  Parent and the Company shall cause all Persons who utilize the Company’s cord blood storage services to make payment for such services only to the Company and not to Parent or any other Person, and should Parent receive any such payment in violation of this Section 4.14, Parent shall hold the same in trust for the Company and deliver it immediately to the Company.

4.15

Blocked Account Agreement.  Promptly following Purchaser being satisfied in its sole discretion that no more than 2% of all of the Company’s invoices for storage samples are more than 120-days past due for a period of 30 consecutive days, Purchaser shall notify the depositary named in the Blocked Account Agreement to release at the Company’s direction the funds held subject to the terms thereof.

ARTICLE V.

MISCELLANEOUS

5.1

Termination. This Agreement may be terminated by the Purchaser if the Closing has not been consummated on or before the Transaction End Date; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2

Fees and Expenses.  At the Closing, the Parent or the Company shall pay FW the legal fees and expenses incurred by the Purchaser in connection with the Transaction Documents.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents.  The Parent or the Company shall pay all transfer agent fees, stamp taxes and other taxes and duties required to be paid in connection with the delivery of any Securities to the Purchaser.

5.3

Entire Agreement.  This Agreement and the other Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5

Amendments; Waivers.  No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Parent, the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6

Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  Neither the Parent nor the Company may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.  As a purchaser and holder of a Warrant, the Advisor is hereby expressly made a third party beneficiary hereunder of all representations, warranties and covenants contained herein that relate to its Warrant and Warrant Shares, including, without limitation, those contained in Sections 2.1, 4.1, 4.3, 4.11, 4.12, 5.13 and 5.14.  The Purchaser and the Advisor may assign any or all of their respective rights under this Agreement to any Person to whom the Purchaser or the Advisor assigns or transfers any of its Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser” and Purchaser shall notify Parent and the Company of any such assignment.

5.8

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

5.9

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10

Survival.  The representations, warranties, covenants and other agreements contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable for the applicable statue of limitations.

5.11

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by the party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.PDF” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.PDF” signature page were an original thereof.

5.12

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13

Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser or the Advisor exercises a right, election, demand or option under a Transaction Document and the Parent or the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Parent or the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of an exercise of a Warrant, the Purchaser or the Advisor, as applicable, shall be required to return any shares of Common Stock subject to any such rescinded exercise notice.

5.14

Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Parent or the Company, as the case may be, shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Parent or the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15

Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16

Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17

Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

5.18

Liquidated Damages.  The Parent’s or the Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of theirs and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19

Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CORCELL, LTD.	Address for Notice:

By:__________________________________________ Name: Title:	9000 West Sunset Boulevard, Suite 400 Los Angeles, California 90069

CORD BLOOD AMERICA, INC.

By:__________________________________________ Name: Title:

With a copy to (which shall not constitute notice):

Shaub & Williams LLP

12121 Wilshire Boulevard # 205

Los Angeles, California 90025

Telecopy: 310 826 8042

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SHELTER ISLAND OPPORTUNITY FUND, LLC	Address for Notice:

By: Shelter Island GP, LLC, its Manager

By:__________________________________________ Name: Title:	One East 52nd Street, New York, NY 10022

With a copy to (which shall not constitute notice): Feldman Weinstein & Smith LLP 420 Lexington Avenue New York, New York 10170-0002 Telecopy: 212 997 4242 Attention: Saul H. Finkelstein, Esq.